UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) April 25, 2005
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                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                       11-2125338
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(Commission File Number)                   (I.R.S. Employer Identification No.)


    301 Merritt Seven, Norwalk, CT                        06851
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(Address of Principal Executive Offices)              (Zip Code)

                                 (203) 849-7800
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On April 25, 2005, the Board of Directors of EMCOR Group, Inc. (the "Company") approved compensation arrangements effective July 1, 2005 for its non-employee directors consisting of the following: (a) the payment of an annual retainer of $100,000 to each non-employee director, of which $40,000 would be payable,as the director should elect commencing with the 2006 calendar year, in (i) options granted under the Company's 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, or (ii) shares of the Company's common stock issued pursuant to the 2005 Stock Plan for Directors, provided that such plan is approved by stockholders at the Company's Annual Meeting of Stockholders to be held on June 16, 2005, (b) the elimination of fees payable to non-employee directors for attending board and committee meetings, (c) the payment of an annual fee of $5,000 to the chairperson of the Compensation and Personnel Committee and the chairperson of the Nominating and Corporate Governance Committee, (d) the payment of an annual fee of $10,000 to the chairperson of the Audit Committee,
(e) the payment of an annual fee of $5,000 to the members of the Audit Committee (other than the chairperson), and (f) the continuation of the annual grant to non-employee directors of options to purchase 5,000 shares of common stock under the Company's 2003 Non-Employee Directors' Stock Option Plan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EMCOR GROUP, INC.



Date:  April 27, 2005                               By: /S/ Sheldon I. Cammaker
                                                        ------------------------
                                                  Name:    Sheldon I. Cammaker
                                                 Title: Executive Vice President
                                                           & General Counsel